Exhibit 10.5

EXECUTION VERSION

AMENDMENT NO. 3 dated as of February 4, 2013 (this “Amendment”), to the Term Loan Credit Agreement dated as of November 24, 2010 (as amended by Amendment No. 1 dated as of February 25, 2011, and Amendment No. 2 dated as of October 9, 2012, and as further amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”), among PETCO ANIMAL SUPPLIES, INC., a Delaware corporation (the “Borrower”), the subsidiaries of the Borrower from time to time party thereto, the Lenders from time to time party thereto and CREDIT SUISSE AG, as Administrative Agent and Collateral Agent.

A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower.

B. The Borrower has requested that the Credit Agreement be amended to, among other things, provide for new term loans (the “New Loans”) in an aggregate principal amount of $1,197,437,500, the proceeds of which, together with cash on hand, will be used by the Borrower to (i) repay in full all outstanding Loans (the “Old Loans”) under the Credit Agreement and (ii) pay fees and expenses incurred in connection with the foregoing.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Capitalized terms used but not defined in this Amendment have the meanings assigned thereto in the Credit Agreement. The provisions of Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Amendment of the Credit Agreement. Effective as of the Amendment Effective Date (as defined below):

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definition in its correct alphabetical order:

““Amendment No. 3 Effective Date” means February 4, 2013.”

(b) The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by (1) replacing “3.25%” with “3.00%” and (2) replacing “2.25%” with “2.00%”.

(c) The definition of “Interest Period” in Section 1.01 of the Credit Agreement is hereby amended by inserting the following at the end thereof:

“In addition, notwithstanding any contrary provision in this Agreement, the initial Interest Period of the LIBO Rate Borrowing made on the Amendment No. 3 Effective Date shall end on March 28, 2013.”

(d) The definition of “LIBO Rate” in Section 1.01 of the Credit Agreement is hereby amended by replacing “1.25%” with “1.00%”.

(e) Section 2.19 of the Credit Agreement is hereby amended by replacing the first sentence thereof with the following:

“In the event that, prior to the date that is 180 days after the Amendment No. 3 Effective Date, any Lender receives a Repricing Prepayment (as defined below), then, at the time thereof, the Borrower shall pay to such Lender a prepayment fee equal to 1.00% of the amount of such Repricing Prepayment.”

(f) Section 9.04(b) of the Credit Agreement is hereby amended by replacing the words “Amendment No. 1 Effective Date” in the proviso to clause (i)(A) thereof with the words “Amendment No. 3 Effective Date”.

SECTION 3. Loans. (a) Subject to the terms and conditions set forth herein and in the Credit Agreement, (i) each person designated as a “Lender” on Schedule I hereto (each a “New Lender”) agrees, severally and not jointly, to make a New Loan to the Borrower on the Amendment Effective Date in an aggregate principal amount not to exceed the amount set forth opposite its name on Schedule I hereto and (ii) from and after the making of the New Loans on the Amendment Effective Date, each New Loan shall be a “Loan”, and each New Lender shall be a “Lender”, under the Credit Agreement. The proceeds of the New Loans shall be used by the Borrower solely to make the Loan Repayment (as defined below) and to pay fees and expenses incurred in connection therewith. Sections 2.02, 2.03 and 2.04 of the Credit Agreement shall apply mutatis mutandis to the funding of the New Loans on the Amendment Effective Date.

(a) On the Amendment Effective Date, the Borrower shall repay all Old Loans outstanding under the Credit Agreement, together with accrued and unpaid interest thereon, with the proceeds of the New Loans (the “Loan Repayment”). Upon the Borrower’s making of the Loan Repayment, each of the Lenders receiving such Loan Repayment, other than those lenders that are New Lenders, shall cease to be a party to the Credit Agreement and shall be released from all further obligations thereunder and shall have no further rights thereunder or any rights to or interest in any Collateral; provided, however, that such Lenders shall continue to be entitled to the benefits (in accordance with the Credit Agreement) of Sections 2.13, 2.14, 2.15 and 9.03 of the Credit Agreement as in effect immediately prior to the Amendment Effective Date.

SECTION 4. Reaffirmation. Each Loan Party, by its signature below, hereby acknowledges that it has read this Amendment and consents to the terms hereof and further hereby (a) agrees that, notwithstanding the effectiveness of this Amendment, the Credit Agreement and the Collateral Documents continue to be in full force and effect (except, in the case of the Credit Agreement, to the extent expressly amended hereby) and (b) affirms and confirms (1) its obligations under each of the Loan Documents to which it is a party, (2) its guarantee of the Secured Obligations and (3) the pledge of and/or grant of a security interest in its assets as Collateral to secure such Secured Obligations, all as provided in the Loan Documents as originally executed, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, such Secured Obligations under the Credit Agreement (as amended hereby) and the other Loan Documents.

SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Loan Party represents and warrants to each of the other parties hereto, that, at the time of and immediately after giving effect to this Amendment and the transactions contemplated hereby on the Amendment Effective Date:

(a) the representations and warranties of each Loan Party contained in Article III of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representation and warranty that already is qualified or modified by materiality in the text thereof;

(b) no Default has occurred and is continuing;

(c) all written information (other than any projections, forward-looking statements, the pro forma financial statements and estimates and information of a general economic nature) concerning the Borrower, the Subsidiaries and any of the transactions contemplated hereby prepared by or on behalf of the Borrower or the Subsidiaries and that have been made available to any Lenders or the Administrative Agent in connection with the transactions contemplated hereby on or before the date hereof (the “Information”), when taken as a whole, as of the date such Information was furnished to the Lenders and as of the Amendment Effective Date, did not contain any untrue statement of a material fact as of any such date or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements were made; and

(d) the projections, forward-looking statements, pro forma financial statements and estimates and information of a general economic nature prepared by or on behalf of the Borrower or any of its representatives and that have been made available to any Lenders or the Administrative Agent in connection with the transactions contemplated hereby on or before the date hereof (the “Other Information”) (i) have been prepared in good faith based upon assumptions believed by the Borrower to be reasonable as of the date thereof (it being understood that actual results may vary materially from the Other Information), and (ii) as of the Amendment Effective Date, have not been modified in any material respect by the Borrower.

SECTION 6. Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which:

(a) the Administrative Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrower, (ii) each Loan Guarantor, (iii) the Administrative Agent, (iv) the Collateral Agent, (v) the Required Lenders and (vi) each New Lender;

(b) the Administrative Agent shall have received, on behalf of itself and the Lenders, a favorable written opinion of Pillsbury Winthrop Shaw Pittman LLP, special counsel for the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent, dated the Amendment Effective Date and addressed to the Agents and the Lenders;

(c) the Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Amendment Effective Date and executed by its Secretary or Assistant Secretary, which shall (A) certify the resolutions of its Board of Directors, members or other body authorizing the execution, delivery and performance of the Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the officers of such Loan Party authorized to sign the Loan Documents to which it is a party, and (C) contain appropriate attachments, including the certificate or articles of incorporation or organization of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its by-laws or operating, management or partnership agreement, and (ii) a good standing certificate as of a recent date for each Loan Party from its jurisdiction of organization;

(d) (i) at the time of and immediately after giving effect to the consummation of the transactions contemplated hereby on the Amendment Effective Date, the representations and warranties of the Borrower and the other Loan Parties set forth in Article III of the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the Amendment Effective Date except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, (ii) at the time of and immediately after giving effect to the consummation of the transactions contemplated hereby on the Amendment Effective Date, no Default shall have occurred and be continuing and (iii) the Administrative Agent shall have received a certificate, signed by the chief financial officer or vice president of finance of the Borrower and dated the Amendment Effective Date, confirming compliance with the conditions precedent set forth in clauses (i) and (ii) of this Section 7(d);

(e) the Administrative Agent shall have received all fees required to be paid by the Borrower, and all reasonable documented out-of-pocket expenses for which invoices have been presented (including the reasonable documented fees and expenses of Cravath, Swaine & Moore LLP, as counsel for the Agents), on or before the Amendment Effective Date;

(f) the Administrative Agent shall have received a customary certificate from the chief financial officer, vice president of finance or vice president and controller of the Borrower certifying that the Borrower and its Subsidiaries, on a consolidated basis after giving effect to the transactions contemplated hereby on the Amendment Effective Date, are solvent (which shall have a meaning consistent with Section 3.13 of the Credit Agreement);

(g) the Administrative Agent shall have received a Borrowing Request not later than 1:30 p.m., New York City time, two (2) Business Days before the proposed Amendment Effective Date (or such later time as shall be acceptable to the Administrative Agent);

(h) the Administrative Agent shall have received notice of the prepayment of Old Loans in accordance with Section 2.08(b) of the Credit Agreement;

(i) the Administrative Agent shall be satisfied that the Loan Repayment shall be consummated substantially concurrently with the funding of the New Loans on the Amendment Effective Date; and

(j) the Administrative Agent shall have received all documentation and other information reasonably requested by it that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

SECTION 7. Intercreditor Agreement. In accordance with Section 2.10 of the Intercreditor Agreement, the Collateral Agent, on behalf of each New Lender, hereby confirms that it shall be bound by the terms of the Intercreditor Agreement.

SECTION 8. No Novation. This Amendment shall not extinguish or otherwise modify the Obligations for the payment of money outstanding under the Credit Agreement (except as otherwise expressly provided with respect to the Loan Repayment) or discharge or release or otherwise modify the Lien of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Secured Obligations are in all respects continuing and in full force and effect with respect to all Secured Obligations. Nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same (except as otherwise expressly provided with respect to the Loan Repayment), which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Amendment or any document contemplated hereby (i) shall by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document or (ii) shall be construed as a release or other discharge of the Borrower under the Credit Agreement or the Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder, and such obligations are in all respects continuing with only the terms being modified as provided in this Amendment (except as otherwise expressly provided with respect to the Loan Repayment). The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, except as modified hereby. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference to the Credit Agreement in any Loan Document, and the terms “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import in the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement as modified hereby. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

SECTION 9. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 10. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting,

SECTION 11. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

PETCO ANIMAL SUPPLIES, INC.,

by:	/s/ Michael E. Foss
Name:	Michael E. Foss
Title:	Executive Vice President & Chief Financial Officer

PETCO ANIMAL SUPPLIES STORES, INC.,
INTERNATIONAL PET SUPPLIES AND DISTRIBUTION, INC,
PETCO SOUTHWEST, INC,
PETCO PET INSURANCE CENTER, INC.,

by:	/s/ Michael E. Foss
Name:	Michael E. Foss
Title:	President

PETPEOPLE, INC,

by:	/s/ Michael E. Foss
Name:	Michael E. Foss
Title:	Chief Financial Officer

E-PET SERVICES, LLC,

by	PETCO ANIMAL SUPPLIES STORES, INC.
	Its:	Sole Member

/s/ Michael E. Foss
	Name:	Michael E. Foss
	Title:	President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

PETCO ASIA, LLC,

By	INTERNATIONAL PET SUPPLIES AND DISTRIBUTION, INC.
	Its:	Sole Member

/s/ Michael E. Foss
	Name:	Michael E. Foss
	Title:	President

PETCO PUERTO RICO, LLC,

by	PETCO ANIMAL SUPPLIES STORES, INC.
	Its:	Sole Member

/s/ Michael E. Foss
	Name:	Michael E. Foss
	Title:	President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually as Lender and as Administrative Agent and Collateral Agent,

by	/s/ John Toronto
	Name:	John Toronto
	Title:	Managing Director

by	/s/ Wei-Jen Yuan
	Name:	Wei-Jen Yuan
	Title:	Associate

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Airlie CLO 2006-II, LTD

by	/s/ Wesley Seifer
	Name:	Wesley Seifer
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	ABCLO 2007-1, Ltd.

	By:	AllianceBernstein L.P.

by	/s/ Michael E. Sohr
	Name:	Michael Sohr
	Title:	Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	AllianceBernstein Bond Fund Inc. - AllianceBernstein Limited Duration High Income Portfolio

	By:	AllianceBernstein L.P.

by	/s/ Michael E. Sohr
	Name:	Michael Sohr
	Title:	Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	AllianceBernstein Institutional Investments - High Yield Loan Portfolio

	By:	AllianceBernstein L.P.

by	/s/ Michael E. Sohr
	Name:	Michael Sohr
	Title:	Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:
AMMC CLO IX, LIMITED

By:	American Money Management Corp., as Collateral Manager

by	/s/ Chester M. Eng
	Name:	Chester M. Eng
	Title:	Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	AMMC CLO VI, LIMITED

	By:	American Money Management Corp., as Collateral Manager

by	/s/ Chester M. Eng
	Name:	Chester M. Eng
	Title:	Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	AMMC CLO X, LIMITED

	By:	American Money Management Corp., as Collateral Manager

by	/s/ Chester M. Eng
	Name:	Chester M. Eng
	Title:	Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	AMMC VII, LIMITED

	By:	American Money Management Corp., as Collateral Manager

by	/s/ Chester M. Eng
	Name:	Chester M. Eng
	Title:	Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	ALM IV, Ltd

	By:	Apollo Credit Management (CLO), LLC As Collateral Manager

by	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	ALM Loan Funding 2010-1, Ltd.

	By:	Apollo Credit Management, LLC, its collateral manager

by	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	ALM V, Ltd.

	By:	Apollo Credit Management (CLO), LLC, as Collateral Manager

by	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	ALM VI, Ltd.

	By	Apollo Credit Management (CLO), LLC, as Collateral Manager

by	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Gulf Stream – Compass CLO 2007, Ltd.

	By:	Gulf Stream Asset Management LLC As Collateral Manager

by	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Gulf Stream - Sextant CLO 2007-1, Ltd.

	By:	Gulf Stream Asset Management LLC As Collateral Manager

by	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Gulf Stream - Rashinban CLO 2006-I, Ltd.

	By:	Gulf Stream Asset Management LLC As Collateral Manager

by	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	LeverageSource V S.A.R.L

by	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Class A Manager

For any Lender requiring a second signature line:

by	/s/ Laurent Ricci
	Name:	Laurent Ricci
	Title:	Class B Manager

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Neptune Finance CCS, Ltd.

	By:	Gulf Stream Asset Management LLC As Collateral Manager

by	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Stone Tower CLO IV Ltd.

	By:	Apollo Debt Advisors LLC, As its Collateral Manager

by	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	ARES SPC HOLDINGS, L.P.

BY:	ARES SPC HOLDINGS GP LLC, GENERAL PARTNER

	By:	/s/ Americo Cascella
		Name:	Americo Cascella
		Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	ARES XII CLO LTD.

BY: ARES CLO MANAGEMENT XII, L.P., ITS ASSET MANAGER

BY: ARES CLO GP XII, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	ARES ENHANCED CREDIT OPPORTUNITIES FUND II, LTD.

BY:	ARES ENHANCED CREDIT OPPORTUNITIES INVESTMENT MANAGEMENT II, LLC, ITS INVESTMENT MANAGER

	By:	/s/ Americo Cascella
		Name:	Americo Cascella
		Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD

BY:	ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT, L.P., ITS MANAGER

BY:	ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT GP, LLC, AS GENERAL PARTNER

	By:	/s/ Americo Cascella
		Name:	Americo Cascella
		Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Ares NF CLO XIV Ltd

By:	Ares NF CLO XIV Management, L.P., its collateral manager

By:	Ares NF CLO XIV Management LLC, its general partner

By:	/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	ARES SENIOR LOAN TRUST

BY:	ARES SENIOR LOAN TRUST MANAGEMENT, L.P., ITS INVESTMENT ADVISER

BY:	ARES SENIOR LOAN TRUST MANAGEMENT, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	ARES XX CLO LTD.

BY:	ARES CLO MANAGEMENT XX, L.P., ITS INVESTMENT MANAGER

BY:	ARES CLO GP XX, LLC, ITS GENERAL PARTNER

	By:	/s/ Americo Cascella
		Name:	Americo Cascella
		Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	ARES XXI CLO LTD.

BY:		ARES CLO MANAGEMENT XXI, L.P., ITS INVESTMENT MANAGER

BY:		ARES CLO GP XXI, LLC, ITS GENERAL PARTNER

	By:	/s/ Americo Cascella
		Name:	Americo Cascella
		Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	ARES XXII CLO LTD.

BY:	ARES CLO MANAGEMENT XXII, L.P., ITS ASSET MANAGER

BY:	ARES CLO GP XXII, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	FUTURE FUND BOARD OF GUARDIANS

BY:	ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV, L.P., ITS INVESTMENT MANAGER (ON BEHALF OF THE ELIS IV SUB ACCOUNT)

BY:	ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV GP, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	PPF Nominee 1 B.V.

BY:	Ares Management Limited, its Portfolio Manager

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	WELLPOINT, INC.

BY:	ARES WLP MANAGEMENT, L.P., ITS INVESTMENT MANAGER

BY:	ARES WLP MANAGEMENT GP, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SCHEDULE I

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	BABSON CLO LTD. 2005-1
BABSON CLO LTD. 2005-11
BABSON CLO LTD. 2006-1
BABSON CLO LTD. 2006-11
BABSON CLO LTD. 2007-1
BABSON CLO LTD. 2011-1
BABSON MID-MARKET CLO LTD. 2007-ll CLEAR LAKE CLO, LTD.
SAPPHIRE VALLEY CDO I, LTD.
ST. JAMES RIVER CLO, LTD.

	By:	Babson Capital Management LLC as Collateral Manager

By:	/s/ Marcus Sowell
Name:	Marcus Sowell
Title:	Managing Director

Name of Institution:	C.M. LIFE INSURANCE COMPANY MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

	By	Babson Capital Management LLC as Investment Adviser

By:	/s/ Marcus Sowell
Name:	Marcus Sowell
Title:	Managing Director

Name of Institution:	DIAMOND LAKE CLO, LTD.

	By:	Babson Capital Management LLC as Collateral Servicer

By:	/s/ Marcus Sowell
Name:	Marcus Sowell
Title:	Managing Director

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Sankaty Senior Loan Fund, L.P.

By:	/s/ Sally D. Fassler
Name:	Sally D. Fassler, CPA
Title:	Chief Financial Officer

For any Lender requiring a second signature line:

By:
Name:
Title:

  X   To convert 100% of the outstanding principal amount of the Term Loans under the Credit Agreement held by such Lender into Term Loans under the Amended Credit Agreement.

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Victoria Court CBNA Loan Funding LLC

By:	/s/ Adam Kaiser
Name:	Adam Kaiser
Title:	ATTORNEY-IN-FACT

For any Lender requiring a second signature line:

By:	N/A
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Ballantyne Funding LLC

By:	/s/ Stacy Lai
Name:	Stacy Lai
Title:	Assistant Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Bank of America, N.A.

By:	/s/ Erik Grossman
Name:	Erik Grossman
Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:

BlackRock Senior High Income Fund, Inc.
By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ C Adrian Marshall
Name:	C Adrian Marshall
Title:	Authorized Signatory

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:

Allied World Assurance Company, Ltd
By:	BlackRock Financial Management, Inc., its Investment Manager

By:	/s/ C Adrian Marshall
Name:	C Adrian Marshall
Title:	Authorized Signatory

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:

JPMBI re Blackrock Bankloan Fund
By:	BlackRock Financial Management, Inc., as Sub-Advisor

By:	/s/ C Adrian Marshall
Name:	C Adrian Marshall
Title:	Authorized Signatory

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:

BlackRock Floating Rate Income Trust
By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ C Adrian Marshall
Name:	C Adrian Marshall
Title:	Authorized Signatory

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:

BlackRock Defined Opportunity Credit Trust
By:	BlackRock Financial Management Inc., its Sub-Advisor

By:	/s/ C Adrian Marshall
Name:	C Adrian Marshall
Title:	Authorized Signatory

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:

BlackRock Limited Duration Income Trust
By:	BlackRock Financial Management Inc., its Sub-Advisor

By:	/s/ C Adrian Marshall
Name:	C Adrian Marshall
Title:	Authorized Signatory

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:

BMI CLOI
By:	BlackRock Financial Management, Inc., its Investment Manager

By:	/s/ C Adrian Marshall
Name:	C Adrian Marshall
Title:	Authorized Signatory

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:

BlackRock Funds II, BlackRock Floating Rate Income Portfolio
By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ C Adrian Marshall
Name:	C Adrian Marshall
Title:	Authorized Signatory

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:

BlackRock Global Long/Short Credit Fund of BlackRock Funds
By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ C Adrian Marshall
Name:	C Adrian Marshall
Title:	Authorized Signatory

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:

BlackRock Secured Credit Portfolio of BlackRock Funds II
By:	BlackRock Financial Management Inc., its Sub-Advisor

By:	/s/ C Adrian Marshall
Name:	C Adrian Marshall
Title:	Authorized Signatory

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:

BlackRock Senior Income Series IV
By:	BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ C Adrian Marshall
Name:	C Adrian Marshall
Title:	Authorized Signatory

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:

BlackRock Senior Income Series V Limited
By:	BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ C Adrian Marshall
Name:	C Adrian Marshall
Title:	Authorized Signatory

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:

Strategic Income Opportunities Bond Fund
By:	BlackRock Institutional Trust Company, NA, not in its individual capacity but as Trustee of the Strategic Income Opportunities Bond Fund

By:	/s/ C Adrian Marshall
Name:	C Adrian Marshall
Title:	Authorized Signatory

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:

BlackRock Debt Strategies Fund, Inc.
By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ C Adrian Marshall
Name:	C Adrian Marshall
Title:	Authorized Signatory

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:

BlackRock Floating Rate Income Strategies Fund, Inc.
By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ C Adrian Marshall
Name:	C Adrian Marshall
Title:	Authorized Signatory

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:

BlackRock Global Investment Series: Income Strategies Portfolio
By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ C Adrian Marshall
Name:	C Adrian Marshall
Title:	Authorized Signatory

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:

Houston Casualty Company
By:	BlackRock Investment Management, LLC, its Investment Manager

By:	/s/ C Adrian Marshall
Name:	C Adrian Marshall
Title:	Authorized Signatory

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:

U.S. Specialty Insurance Company
By:	BlackRock Investment Management, LLC, its Investment Manager

By:	/s/ C Adrian Marshall
Name:	C Adrian Marshall
Title:	Authorized Signatory

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:

Ironshore Inc.
By:	BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ C Adrian Marshall
Name:	C Adrian Marshall
Title:	Authorized Signatory

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:

Magnetite VI, Limited
By:	BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ C Adrian Marshall
Name:	C Adrian Marshall
Title:	Authorized Signatory

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:

Magnetite VII, Limited
By:	BlackRock Financial Management Inc., Its Collateral Manager

By:	/s/ C Adrian Marshall
Name:	C Adrian Marshall
Title:	Authorized Signatory

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:

Pennanens Capital L.P.
By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ C Adrian Marshall
Name:	C Adrian Marshall
Title:	Authorized Signatory

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:

BlackRock Senior Floating Rate Portfolio
By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ C Adrian Marshall
Name:	C Adrian Marshall
Title:	Authorized Signatory

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:

Scor Global Life Americas Reinsurance Company
By:	BlackRock Financial Management, Inc., its Investment Manager

By:	/s/ C Adrian Marshall
Name:	C Adrian Marshall
Title:	Authorized Signatory

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	BlueMountain CLO 2012-1 Ltd

By:	BLUEMOUNTAIN CAPITAL MANAGEMENT Its Collateral Manager

By:	/s/ Jack Chau
Name:	Jack Chau
Title:	Associate

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	BlueMountain CLO 2012-2 Ltd

By:	BLUEMOUNTAIN CAPITAL MANAGEMENT Its Collateral Manager

By:	/s/ Jack Chau
Name:	Jack Chau
Title:	Associate

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	BlueMountain CLO II, LTD

By:	BLUEMOUNTAIN CAPITAL MANAGEMENT Its Collateral Manager

By:	/s/ Jack Chau
Name:	Jack Chau
Title:	Associate

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	BlueMountain CLO III, LTD

By:	BLUEMOUNTAIN CAPITAL MANAGEMENT Its Collateral Manager

By:	/s/ Jack Chau
Name:	Jack Chau
Title:	Associate

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Carlyle Arnage CLO, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Carlyle Azure CLO, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Carlyle Bristol CLO, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Carlyle High Yield Partners VII, Ltd

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Carlyle McLaren CLO, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Carlyle Veyron CLO, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Foothill CLO I, Ltd

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Mountain Capital CLO IV Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Mountain Capital CLO V Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Mountain Capital CLO VI Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	SHINNECOCK CLO 2006-1 LTD

By:	/s/ Francis Ruchalski
Name:	FRANCIS RUCHALSKI
Title:	CFO

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Cent CDO 10 Limited

By:	Columbia Management Investment Advisers, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Cent CDO 12 Limited

By:	Columbia Management Investment Advisers, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Cent CDO 14 Limited

By:	Columbia Management Investment Advisers, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Cent CDO 15 Limited

By:	Columbia Management Investment Advisers, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Cent CDO XI Limited

By:	Columbia Management Investment Advisers, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Centurion CDO 9 Limited

By:	Columbia Management Investment Advisers, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Columbia Strategic Income Fund, a series of Columbia Funds Series Trust I

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	RiverSource Life Insurance Company

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Atrium IV

By:	/s/ David H. Lerner
Name:	David H. Lerner
Title:	Authorized Signatory

For any Lender requiring a second signature line:	Atrium V
	By:	Credit Suisse Asset Management LLC, as collateral manager
By:
Name:	Castle Garden Funding
Title:
AUSTRALIANSUPER
	By:	Credit Suisse Asset Management, LLC, as sub-advisor to Bentham Asset Management Pty Ltd. in its capacity as agent of and Investment manager for AustralianSuper Pty Ltd. in its capacity as trustee of AustralianSuper

Madison Park Funding II, Ltd.
	By:	Credit Suisse Asset Management LLC, as collateral manager

Madison Park Funding III, Ltd.
	By:	Credit Suisse Asset Management LLC, as collateral manager

Madison Park Funding IV, Ltd.
	By:	Credit Suisse Asset Management LLC, as collateral manager

Madison Park Funding V, Ltd.
	By:	Credit Suisse Asset Management LLC, as collateral manager

Madison Park Funding X, Ltd.
	By:	Credit Suisse Asset Management LLC, as collateral manager

General Board of Pension and Health Benefits of The United Methodist Church
	By:	Credit Suisse Asset Management LLC, the investment advisor for UMC Benefit Board Inc., the trustee and investment manager for Wespath Investment Management, a division of the General Board……

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	FLAGSHIP CLO V

Flagship CLO V
By:	Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.), As Collateral Manager

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

By:	/s/ Shameem R. Kathiwalla
	Name:	Shameem R. Kathiwalla
	Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	FLAGSHIP CLO VI

Flagship CLO VI
By:	Deutsche Investment Management Americas, Inc. As Collateral Manager

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

By:	/s/ Shameem R. Kathiwalla
	Name:	Shameem R. Kathiwalla
	Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	DWS FLOATING RATE FUND

DWS Floating Rate Fund
By:	Deutsche Investment Management Americas, Inc. Investment Advisor

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

By:	/s/ Shameem R. Kathiwalla
	Name:	Shameem R. Kathiwalla
	Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	DWS HIGH INCOME TRUST

DWS HIGH INCOME TRUST
By:	Deutsche Investment Management Americas, Inc. as Investment Advisor to the Fund

By:	/s/ Ann Marie Ryan
Ann Marie Ryan, Director

By:	/s/ Shameem R. Kathiwalla
	Name:	Shameem R. Kathiwalla
	Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	DWS STRATEGIC INCOME TRUST

DWS STRATEGIC INCOME TRUST

By:	Deutsche Investment Management Americas, Inc. as Investment Advisor to the Fund

By:	/s/ Ann Marie Ryan
Ann Marie Ryan, Director

By:	/s/ Shameem R. Kathiwalla
	Name:	Shameem R. Kathiwalla
	Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	DWS HIGH INCOME OPPORTUNITIES FUND, INC.

DWS HIGH INCOME OPPORTUNITIES FUND, INC.

By:	Deutsche Investment Management Americas, Inc. as Investment Advisor to the Fund

By:	/s/ Ann Marie Ryan
Ann Marie Ryan, Director

By:	/s/ Shameem R. Kathiwalla
	Name:	Shameem R. Kathiwalla
	Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Doral CLO I, Ltd.

By:	/s/ John Finan
	Name:	John Finan
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Doral CLO II, Ltd.

By:	/s/ John Finan
	Name:	John Finan
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	AGF FLOATING RATE INCOME FUND

By:	Eaton Vance Management as Portfolio Manager

By:	/s/ —
Name:
Title:

For any Lender requiring a second signature line:

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Eaton Vance CDO VII PLC

By:	Eaton Vance Management as Interim Investment Advisor

By:	/s/ —
Name:
Title:

For any Lender requiring a second signature line:

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Eaton Vance CDO VIII, LTD.

By:	Eaton Vance Management as Investment Advisor

By:	/s/ —
Name:
Title:

For any Lender requiring a second signature line:

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Eaton Vance CDO IX LTD

By:	Eaton Vance Management as Investment Advisor

By:	/s/ —
Name:
Title:

For any Lender requiring a second signature line:

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Eaton Vance CDO X PLC

By:	Eaton Vance Management as Investment Advisor

By:	/s/ —
Name:
Title:

For any Lender requiring a second signature line:

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	EATON VANCE SENIOR FLOATING-RATE TRUST

By:	Eaton Vance Management as Investment Advisor

By:	/s/ —
Name:
Title:

For any Lender requiring a second signature line:

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	EATON VANCE SENIOR FLOATING-RATE INCOME TRUST

By:	Eaton Vance Management as Investment Advisor

By:	/s/ —
Name:
Title:

For any Lender requiring a second signature line:

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio

By:	Eaton Vance Management as Investment Advisor

By:	/s/ —
Name:
Title:

For any Lender requiring a second signature line:

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	EATON VANCE SENIOR INCOME TRUST

By:	Eaton Vance Management as Investment Advisor

By:	/s/ —
Name:
Title:

For any Lender requiring a second signature line:

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND

By:	Eaton Vance Management as Investment Advisor

By:	/s/ —
Name:
Title:

For any Lender requiring a second signature line:

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

By:	Eaton Vance Management as Investment Advisor

By:	/s/ —
Name:
Title:

For any Lender requiring a second signature line:

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	EATON VANCE LIMITED DURATION INCOME FUND

By:	Eaton Vance Management as Investment Advisor

By:	/s/ —
Name:
Title:

For any Lender requiring a second signature line:

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	GRAYSON & CO

By:	BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR

By:	/s/ —
Name:
Title:

For any Lender requiring a second signature line:

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Met Investors Series Trust – Met/Eaton Vance Floating Rate Portfolio

By:	Eaton Vance Management as Investment Sub-Advisor

By:	/s/ —
Name:
Title:

For any Lender requiring a second signature line:

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Pacific Select Fund Floating Rate Loan Portfolio

By:	Eaton Vance Management as Investment Sub-Advisor

By:	/s/ —
Name:
Title:

For any Lender requiring a second signature line:

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Pacific Life Funds-PL Floating Rate Loan Fund

By:	Eaton Vance Management as Investment Sub-Advisor

By:	/s/ —
Name:
Title:

For any Lender requiring a second signature line:

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Columbia Funds Variable Series Trust II - Variable Portfolio – Eaton Vance Floating-Rate Income Fund

By:	Eaton Vance Management as Investment Sub-Advisor

By:	/s/ —
Name:
Title:

For any Lender requiring a second signature line:

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	SENIOR DEBT PORTFOLIO

By:	Boston Management and Research as Investment Advisor

By:	/s/ —
Name:
Title:

For any Lender requiring a second signature line:

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Eaton Vance VT Floating-Rate Income Fund

By:	Eaton Vance Management as Investment Advisor

By:	/s/ —
Name:
Title:

For any Lender requiring a second signature line:

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Federated Bank Loan Core Fund

By:	/s/ B. Anthony Delserone, Jr.
	Name:	B. Anthony Delserone, Jr.
	Title:	Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Avery Street CLO, Ltd.

By:	/s/ Scott D’Orsi
	Name:	Scott D’Orsi
	Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Emerson Place CLO, Ltd.

By:	/s/ Scott D’Orsi
	Name:	Scott D’Orsi
	Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Lime Street CLO, Ltd.

By:	/s/ Scott D’Orsi
	Name:	Scott D’Orsi
	Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Ballyrock CLO 2006-1 Limited

By:	Ballyrock Investment Advisors LLC, as Collateral Manager

By:	/s/ Lisa Rymut
	Name:	Lisa Rymut
	Title:	Assistant Treasurer

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Ballyrock CLO 2006-2 Limited

By:	Ballyrock Investment Advisors LLC, as Collateral Manager

By:	/s/ Lisa Rymut
	Name:	Lisa Rymut
	Title:	Assistant Treasurer

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Commonwealth of Massachusetts Pension Reserve Investment Management Board

By:	Pyramis Global Advisors Trust Company as Investment Manager

By:	/s/ Dooglas Payne
	Name:	Dooglas Payne
	Title:	Assistant Treasurer

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Fidelity Advisor Series 1: Fidelity Advisor Floating Rate High Income Fund

By:	/s/ Joseph Zambello
	Name:	Joseph Zambello
	Title:	Deputy Treasurer

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Fund

By:	/s/ Joseph Zambello
	Name:	Joseph Zambello
	Title:	Deputy Treasurer

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Fidelity Floating Rate High Income Investment Trust, for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Investment Trust

By:	/s/ Joseph Zambello
	Name:	Joseph Zambello
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Fidelity Summer Street Trust: Fidelity Series Floating Rate High Income Fund

By:	/s/ Joseph Zambello
	Name:	Joseph Zambello
	Title:	Deputy Treasurer

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Pyramis Floating Rate High Income Commingled Pool

By:	Pyramis Global Advisors Trust Company as Trustee

By:	/s/ Dooglas Payne
	Name:	Dooglas Payne
	Title:	Assistant Treasurer

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Nantucket CLO I, Ltd

By:	Fortis Investment Management USA, Inc as Attorney in fact

By:	/s/ Vanessa Ritter
	Name:	Vanessa Ritter
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Goldman Sachs Trust on behalf of the Goldman Sachs High Yield Floating Rate Fund

By:	Goldman Sachs Asset Management, L.P. as investment advisor and not as principal

By:	/s/ Srivathsa Gopinath
	Name:	Srivathsa Gopinath
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Torus Insurance Holdings Limited

By:	Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal

By:	/s/ Srivathsa Gopinath
	Name:	Srivathsa Gopinath
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Northrop Grumman Pension Master Trust

By:	Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal

By:	/s/ Srivathsa Gopinath
	Name:	Srivathsa Gopinath
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	BLACKSTONE/GSO MARKET NEUTRAL CREDIT MASTER FUND LP

By:	GSO Capital Advisors LLC, as Manager

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	CALLIDUS DEBT PARTNERS CLO FUND VI, LTD.

By:	GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	CALLIDUS DEBT PARTNERS CLO FUND IV, LTD.

By:	GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	CENTRAL PARK CLO, LTD.

By:	GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	COLUMBUS PARK CDO LTD.

By:	GSO / Blackstone Debt Funds Management LLC as Portfolio Manager

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	GALE FORCE 3 CLO, LTD.

By:	GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	INWOOD PARK CDO LTD.

By:	Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	LAFAYETTE SQUARE CDO LTD.

By:	Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	MUSASHI SECURED CREDIT FUND LTD.

By:	GSO Capital Advisors LLC, as Manager

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	PROSPECT PARK CDO, LTD.

By:	Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	TRIBECA PARK CLO LTD.

By:	GSO/BLACKSTONE Debt Funds Management LLC as Portfolio Manager

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	UNITED HEALTH CARE INSURANCE CO.

By:	GSO Capital Advisors LLC as Manager

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	RS Floating Rate Fund

By:	/s/ Kevin Booth
	Name:	Kevin Booth
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	The Guardian Life Insurance Company of America

By:	/s/ Kevin Booth
	Name:	Kevin Booth
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	5180 CLO LP

By: Guggenheim Partners Investment Management, LLC As Collateral Manager

By:	/s/ Kaitlin Trinh
	Name:	KAITLIN TRINH
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Aberdeen Loan Funding, Ltd

By: Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
	Name:	Carter Chism
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Brentwood CLO, Ltd.

By: Highland Capital Management, L.P.
As Collateral Manager

By:	/s/ Carter Chism
	Name:	Carter Chism
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Children’s Healthcare of Atlanta Inc.

	By:	Highland Capital Management, L.P.
As Investment Manager

By:	/s/ Carter Chism
	Name:	Carter Chism
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Eastland CLO, Ltd.

	By:	Highland Capital Management, L.P.
As Collateral Manager

By:	/s/ Carter Chism
	Name:	Carter Chism
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Gleneagles CLO Ltd.

	By:	Highland Capital Management, L.P.
As Collateral Manager

By:	/s/ Carter Chism
	Name:	Carter Chism
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Grayson CLO, Ltd.

	By:	Highland Capital Management, L.P.
As Collateral Manager

By:	/s/ Carter Chism
	Name:	Carter Chism
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Greenbriar CLO, LTD.

	By:	Highland Capital Management, L.P.
As Collateral Manager

By:	/s/ Carter Chism
	Name:	Carter Chism
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Liberty CLO, Ltd.

	By:	Highland Capital Management, L.P.
As Collateral Manager

By:	/s/ Carter Chism
	Name:	Carter Chism
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Red River CLO, Ltd

	By:	Highland Capital Management, L.P.
As Collateral Manager

By:	/s/ Carter Chism
	Name:	Carter Chism
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Rockwall CDO LTD

	By:	Highland Capital Management, L.P.
As Collateral Manager

By:	/s/ Carter Chism
	Name:	Carter Chism
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Stratford CLO, Ltd.

	By:	Highland Capital Management, L.P.
As Collateral Manager

By:	/s/ Carter Chism
	Name:	Carter Chism
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Westchester CLO, Ltd.

	By:	Highland Capital Management, L.P.
As Collateral Manager

By:	/s/ Carter Chism
	Name:	Carter Chism
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Hillmark Funding, Ltd.

	By:	HillMark Capital Management, L.P.,
as Collateral Manager, as Lender

By:	/s/ Mark Gold
	Name:	Mark Gold
	Title:	CEO

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Stoney Lane Funding I, Ltd.

	By:	HillMark Capital Management, L.P.,
as Collateral Manager, as Lender

By:	/s/ Mark Gold
	Name:	Mark Gold
	Title:	CEO

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:

Phoenix CLO I, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

Phoenix CLO II, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

Phoenix CLO III, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

ING Investment Management CLO II, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

ING Investment Management CLO III, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

ING Investment Management CLO IV, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

ING Investment Management CLO V, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

ING (L) Flex – Senior Loans
By:	ING Investment Management Co. LLC, as its investment manager

By:	/s/ Kristopher Trocki
	Name:	Kristopher Trocki
	Title:	Assistant Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	AVALON CAPITAL LTD. 3

	By:	INVESCO Senior Secured Management, Inc.
as Asset Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	BELHURST CLO LTD.

	By:	INVESCO Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	HUDSON CANYON FUNDING II, LTD

	By:	INVESCO Senior Secured Management, Inc. as Collateral Manager & Attorney In Fact

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	LIMEROCK CLO I

	By:	INVESCO Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Morgan Stanley Investment Management Croton, Ltd.

	By:	Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	MOSELLE CLO S.A.

	By:	Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	MSIM Peconic Bay, Ltd.

	By:	Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	NAUTIQUE FUNDING LTD.

	By:	INVESCO Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	PowerShares Senior Loan Portfolio

	By:	Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	SARATOGA CLO I, Ltd.

	By:	Invesco Senior Secured Management, Inc. as the Asset Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	WASATCH CLO LTD

	By:	INVESCO Senior Secured Management, Inc. as Portfolio Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Berrysburg, Inc.

By:	/s/ William J. Morgan
	Name:	William J. Morgan
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	JPMorgan Strategic Income Opportunities Fund

By:	/s/ William J. Morgan
	Name:	William J. Morgan
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Katonah VIII CLO Ltd.

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Officer
Katonah Debt Advisors, L.L.C. As Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Katonah IX CLO Ltd.

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Officer
Katonah Debt Advisors, L.L.C. As Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Katonah X CLO Ltd.

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Officer
Katonah Debt Advisors, L.L.C. As Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Katonah 2007-I CLO Ltd.

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Officer
Katonah Debt Advisors, L.L.C. As Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	KCAP Funding

By:	/s/ Daniel P. Gilligan
	Name:	Daniel P. Gilligan
	Title:	Authorized Officer
KCAP Financial, Inc.

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Liberty Mutual Insurance Company

By:	/s/ Sheila A. Finnerty
	Name:	Sheila A. Finnerty
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	General Insurance Company of America

By:	/s/ Sheila A. Finnerty
	Name:	Sheila A. Finnerty
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	American Economy Insurance Company

By:	/s/ Sheila A. Finnerty
	Name:	Sheila A. Finnerty
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Liberty Mutual Retirement Plan Master Trust

By:	/s/ Sheila A. Finnerty
	Name:	Sheila A. Finnerty
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	American States Insurance Company

By:	/s/ Sheila A. Finnerty
	Name:	Sheila A. Finnerty
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	APOSTLE LOOMIS SAYLES CREDIT OPPORTUNITIES FUND
As Lender

	By:	Loomis, Sayles & Company, L.P.
Its Investment Manager

	By:	Loomis, Sayles & Company, Incorporated
Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	APOSTLE LOOMIS SAYLES SENIOR LOAN FUND
As Lender

	By:	Loomis, Sayles & Company, L.P.
Its Investment Manager

	By:	Loomis, Sayles & Company, Incorporated
Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	LOOMIS SAYLES CLO I, LTD.
As Lender

	By:	Loomis, Sayles & Company, L.P.
Its Investment Manager

	By:	Loomis, Sayles & Company, Incorporated
Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	THE LOOMIS SAYLES SENIOR LOAN FUND, LLC
As Lender

	By:	Loomis, Sayles & Company, L.P.
Its Investment Manager

	By:	Loomis, Sayles & Company, Incorporated
Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Golden Knight II CLO, Ltd.

By:	/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Lord Abbett Invest Trust – Lord Abbett Floating Rate Fund

By:	/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	LATITUDE CLO I, LTD

By:	/s/ Kirk Wallace
	Name:	Kirk Wallace
	Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	LATITUDE CLO II, LTD

By:	/s/ Kirk Wallace
	Name:	Kirk Wallace
	Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	LATITUDE CLO III, LTD

By:	/s/ Kirk Wallace
	Name:	Kirk Wallace
	Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	LCM III Limited Partnership

	By:	LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	LCM IV, Ltd.

	By:	LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	LCM V, Ltd.

	By:	LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	LCM VI, Ltd.

	By:	LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	LCM VIII, Limited Partnership

	By:	LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	LCM IX Limited Partnership

	By:	LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	LCM X Limited Partnership

	By:	LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Hewett’s Island CLO IV, Ltd.

	By:	LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Airlie CLO 2006-I, Ltd.

	By:	Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	JNL/Neuberger Berman Strategic Income Fund

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	LightPoint CLO V, Ltd.

	By:	Neuberger Berman Fixed Income LLC as collateral manager

by:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	LightPoint CLO VII, Ltd.

	By:	Neuberger Berman Fixed Income LLC as collateral manager

by:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	LightPoint CLO IV, Ltd.

	By:	Neuberger Berman Fixed Income LLC as collateral manager

by:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	LightPoint CLO VIII, Ltd.

	By:	Neuberger Berman Fixed Income LLC as collateral manager

by:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Marquette US/European CLO, Plc.

	By:	Neuberger Berman Fixed Income LLC as collateral manager

by:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Maryland State Retirement and Pension System

	By:	Neuberger Berman Fixed Income LLC as collateral manager

by:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Neuberger Berman – Floating Rate Income Fund

by:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Neuberger Berman Strategic Income Fund

by:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Future Fund Board of Guardians

	By:	Oak Hill Advisors, L.P., as its Investment Advisor

by:	/s/ Glenn R. August
	Name:	Glenn R. August
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Oak Hill Credit Partners IV, Limited

	By:	Oak Hill CLO Management IV, LLC, as Investment Manager

by:	/s/ Glenn R. August
	Name:	Glenn R. August
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Oak Hill Credit Partners V, Limited

	By:	Oak Hill Advisors, L.P., as Portfolio Manager

by:	/s/ Glenn R. August
	Name:	Glenn R. August
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	OHA Finlandia Credit Fund

by:	/s/ Glenn R. August
	Name:	Glenn R. August
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	OHA Intrepid Leveraged Loan Fund, Ltd.

	By:	Oak Hill Advisors, L.P., as its Portfolio Manager

by:	/s/ Glenn R. August
	Name:	Glenn R. August
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	OHA Park Avenue CLO I, Ltd.

	By:	Oak Hill Advisors, L.P., as Investment Manager

by:	/s/ Glenn R. August
	Name:	Glenn R. August
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Oregon Public Employees Retirement Fund

	By:	Oak Hill Advisors, L.P., as Investment Manager

by:	/s/ Glenn R. August
	Name:	Glenn R. August
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Vantage Trust,

By:	Pacific Life Fund Advisors LLC (dba Pacific Asset Management), in its capacity as Investment Advisor

by:	/s/ James P. Leasure
	Name:	James P. Leasure
	Title:	Assistant Vice President

by:	/s/ Dale E. Hawley
	Name:	Dale E. Hawley
	Title:	Assistant Secretary

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Pacific Select Fund-High Yield Bond Portfolio

By:	Pacific Life Fund Advisors LLC (dba Pacific Asset Management), in its capacity as Investment Advisor

by:	/s/ James P. Leasure
	Name:	James P. Leasure
	Title:	Assistant Vice President

by:	/s/ Joseph Tortorelli
	Name:	Joseph Tortorelli
	Title:	Assistant Secretary

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Pacific Life Insurance Company (For IMDBLKNS Account)

by:	/s/ James P. Leasure
	Name:	James P. Leasure
	Title:	Assistant Vice President

by:	/s/ Joseph Tortorelli
	Name:	Joseph Tortorelli
	Title:	Assistant Secretary

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Pacific Life Funds-PL Floating Rate Income Fund

By:	Pacific Life Fund Advisors LLC (dba Pacific Asset Management), in its capacity as Investment Advisor

by:	/s/ James P. Leasure
	Name:	James P. Leasure
	Title:	Assistant Vice President

by:	/s/ Joseph Tortorelli
	Name:	Joseph Tortorelli
	Title:	Assistant Secretary

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	TRSHY FNDS LLC

by:	/s/ Deirdre Cesario
	Name:	Deirdre Cesario
	Title:	Assistant Vice President

For any Lender requiring a second signature line:

by:	/s/ Angeline Quintana
	Name:	Angeline Quintana
	Title:	Assistant Vice President

By:	DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, ITS SOLE MEMBER

By:	DB SERVICES NEW JERSEY, INC.

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	PIMCO Cayman Bank Loan Fund

PIMCO Cayman Bank Loan Fund
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	PIMCO Funds: Private Account Portfolio Series Senior Floating Rate Portfolio

PIMCO Funds: Private Account Portfolio Series Senior Floating Rate Portfolio
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	PIMCO Funds: PIMCO Senior Floating Rate Fund

 PIMCO Funds: PIMCO Senior Floating Rate Fund

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Arch Investment Holdings III Ltd.

	By:	PineBridge Investments LLC As Collateral Manager

by:	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Fire and Police Pension Fund, San Antonio

	By:	PineBridge Investments LLC Its Investment Manager

by:	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Galaxy IV CLO, LTD

	By:	PineBridge Investments LLC Its Investment Manager

by:	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Galaxy V CLO, LTD

	By:	PineBridge Investments LLC Its Collateral Manager

by:	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Galaxy VI CLO, LTD

	By:	PineBridge Investments LLC Its Collateral Manager

by:	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Galaxy VII CLO, LTD

	By:	PineBridge Investments LLC Its Collateral Manager

by:	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Galaxy VIII CLO, LTD

	By:	PineBridge Investments LLC Its Collateral Manager

by:	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Galaxy X CLO, LTD

	By:	PineBridge Investments LLC Its Collateral Manager

by:	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Galaxy XI CLO, Ltd.

	By:	PineBridge Investments LLC As Collateral Manager

by:	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Galaxy XII CLO, Ltd.

	By:	PineBridge Investments LLC As Collateral Manager

by:	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Saturn CLO, Ltd.

	By:	PineBridge Investments LLC Its Collateral Manager

by:	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	VALIDUS REINSURANCE LTD

	By:	PineBridge Investments LLC Its Investment Manager

by:	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Tetragon Financial Group Master Fund Limited

	By:	Tetragon Financial Management LP, Its Investment Manager

by:	/s/ Reade Griffith
	Name:	Reade Griffith
	Title:	Authorized Representative

For any Lender requiring a second signature line:

By:
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	PPM GRAYHAWK CLO, LTD.

by:	/s/ David C. Wagner
PPM America, Inc., as Collateral Manager
	Name:	David C. Wagner
	Title:	Managing Director

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust

by:	/s/ David C. Wagner
PPM America, Inc., as sub-adviser
	Name:	David C. Wagner
	Title:	Managing Director

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Cole Brook CBNA Loan Funding LLC

by:	/s/ Adam Kaiser
	Name:	Adam Kaiser
	Title:	Attorney-In-Fact

For any Lender requiring a second signature line:

by:	N/A
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	PUTNAM FLOATING RATE INCOME FUND

by:	See next page
Name:
Title:

For any Lender requiring a second signature line:

by:	N/A
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

PUTNAM FLOATING RATE INCOME FUND

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	PUTNAM ABSOLUTE RETURN 300 FUND

by:	See next page
Name:
Title:

For any Lender requiring a second signature line:

by:	N/A
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

PUTNAM ABSOLUTE RETURN 300 FUND by Putnam Investment Management, LLC

/s/ Kevin Parnell
By:	Kevin Parnell
Title:	Manager

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	PUTNAM ABSOLUTE RETURN 500 FUND

by:	See next page
Name:
Title:

For any Lender requiring a second signature line:

by:	N/A
Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

PUTNAM FUNDS TRUST, on behalf of its series, PUTNAM ABSOLUTE RETURN 500 FUND by Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	VP

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Pyxis/iBoxx Senior Loan ETF

by:	/s/ Brian Mitts
	Name:	Brian Mitts
	Title:	Senior Fund Analyst

For any Lender requiring a second signature line:

By:

Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:

CAVALRY CLO I, Ltd.

By: Regiment Capital Management, LLC, its Investment Adviser

By:	/s/ William J. Heffron
William J. Heffron
Authorized Signatory

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Race Point IV CLO, Ltd
By: Sankaty Advisors LLC, as Asset Manager

by:	/s/ Sally D. Fassler
	Name:	Sally D. Fassler, CPA
	Title:	Chief Financial Officer

For any Lender requiring a second signature line:

by:

Name:
Title:

  X   To convert 100% of the outstanding principal amount of the Term Loans under the Credit Agreement held by such Lender into Term Loans under the Amended Credit Agreement.

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	WellPoint, Inc.
By: Sankaty Advisors LLC, as Investment Manager

by:	/s/ Sally D. Fassler
	Name:	Sally D. Fassler, CPA
	Title:	Chief Financial Officer

For any Lender requiring a second signature line:

by:

Name:
Title:

  X   To convert 100% of the outstanding principal amount of the Term Loans under the Credit Agreement held by such Lender into Term Loans under the Amended Credit Agreement.

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Race Point VII CLO, Limited
By: Sankaty Advisors LLC, Portfolio Manager

by:	/s/ Sally D. Fassler
	Name:	Sally D. Fassler, CPA
	Title:	Chief Financial Officer

For any Lender requiring a second signature line:

by:

Name:
Title:

  X   To convert 100% of the outstanding principal amount of the Term Loans under the Credit Agreement held by such Lender into Term Loans under the Amended Credit Agreement.

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Qantas Superannuation Plan
By: Sankaty Advisors LLC, as Investment Manager

by:	/s/ Sally D. Fassler
	Name:	Sally D. Fassler, CPA
	Title:	Chief Financial Officer

For any Lender requiring a second signature line:

by:

Name:
Title:

  X   To convert 100% of the outstanding principal amount of the Term Loans under the Credit Agreement held by such Lender into Term Loans under the Amended Credit Agreement.

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Race Point V CLO, Limited
By: Sankaty Advisors LLC, Portfolio Manager

by:	/s/ Sally D. Fassler
	Name:	Sally D. Fassler, CPA
	Title:	Chief Financial Officer

For any Lender requiring a second signature line:

by:

Name:
Title:

  X   To convert 100% of the outstanding principal amount of the Term Loans under the Credit Agreement held by such Lender into Term Loans under the Amended Credit Agreement.

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Race Point VI CLO, Ltd
By: Sankaty Advisors LLC, as Asset Manager

by:	/s/ Sally D. Fassler
	Name:	Sally D. Fassler, CPA
	Title:	Chief Financial Officer

For any Lender requiring a second signature line:

by:

Name:
Title:

  X   To convert 100% of the outstanding principal amount of the Term Loans under the Credit Agreement held by such Lender into Term Loans under the Amended Credit Agreement.

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Race Point III CLO
By: Sankaty Advisors LLC, as Collateral Manager

by:	/s/ Sally D. Fassler
	Name:	Sally D. Fassler, CPA
	Title:	Chief Financial Officer

For any Lender requiring a second signature line:

by:

Name:
Title:

  X   To convert 100% of the outstanding principal amount of the Term Loans under the Credit Agreement held by such Lender into Term Loans under the Amended Credit Agreement.

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Nash Point CLO
By: Sankaty Advisors LLC, as Investment Manager

by:	/s/ Sally D. Fassler
	Name:	Sally D. Fassler, CPA
	Title:	Chief Financial Officer

For any Lender requiring a second signature line:

by:

Name:
Title:

  X   To convert 100% of the outstanding principal amount of the Term Loans under the Credit Agreement held by such Lender into Term Loans under the Amended Credit Agreement.

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Chatham Light II CLO, Limited
By: Sankaty Advisors LLC, as Investment Manager

by:	/s/ Sally D. Fassler
	Name:	Sally D. Fassler, CPA
	Title:	Chief Financial Officer

For any Lender requiring a second signature line:

by:

Name:
Title:

  X   To convert 100% of the outstanding principal amount of the Term Loans under the Credit Agreement held by such Lender into Term Loans under the Amended Credit Agreement.

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	GSC Investment Corp CLO 2007 CFD

by:	/s/-
Name:
	Title:	MD

For any Lender requiring a second signature line:

by:

Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Baptist Health South Florida, Inc.

Baptist Health South Florida, Inc.
By:	Seix Investment Advisors LLC, as Advisor

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Blue Cross of Idaho Health Service, Inc.

Blue Cross of Idaho Health Service, Inc.
By:	Seix Investment Advisors LLC,
as Investment Manager

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Mountain View CLO II Ltd.

Mountainview CLO II Ltd.
By:	Seix Investment Advisors LLC,
as Collateral Manager

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Mountainview CLO III Ltd.

Mountainview CLO III Ltd.
By:	Seix Investment Advisors LLC,
as Collateral Manager

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	RidgeWorth Funds – Seix Floating Rate High Income Fund

RidgeWorth Funds – Seix Floating Rate High Income Fund
By:	Seix Investment Advisors LLC, as Subadviser

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	RidgeWorth Funds – Total Return Bond Fund

RidgeWorth Funds – Total Return Bond Fund
By:	Seix Investment Advisors LLC,
as Subadviser

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Rochdale Fixed Income Opportunities Portfolio

Rochdale Fixed Income Opportunities Portfolio
By:	Seix Investment Advisors LLC,
as Subadviser

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	CANNINGTON FUNDING LTD.

	By:	Silvermine Capital Management LLC As Investment Manager

by:	/s/ Stephen Perella
	Name:	Stephen Perella
	Title:	Analyst

For any Lender requiring a second signature line:

by:

Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	COMSTOCK FUNDING LTD.

	By:	Silvermine Capital Management LLC As Collateral Manager

by:	/s/ Stephen Perella
	Name:	Stephen Perella
	Title:	Analyst

For any Lender requiring a second signature line:

by:

Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	ECP CLO 2008-1, LTD

	By:	Silvermine Capital Management LLC As Portfolio Manager

by:	/s/ Stephen Perella
	Name:	Stephen Perella
	Title:	Analyst

For any Lender requiring a second signature line:

by:

Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	ECP CLO 2012-3, LTD

	By:	Silvermine Capital Management

by:	/s/ Stephen Perella
	Name:	Stephen Perella
	Title:	Analyst

For any Lender requiring a second signature line:

by:

Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	ECP CLO 2012-4, LTD

	By:	Silvermine Capital Management

by:	/s/ Stephen Perella
	Name:	Stephen Perella
	Title:	Analyst

For any Lender requiring a second signature line:

by:

Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	GREENS CREEK FUNDING LTD.

	By:	Silvermine Capital Management LLC As Investment Manager

by:	/s/ Stephen Perella
	Name:	Stephen Perella
	Title:	Analyst

For any Lender requiring a second signature line:

by:

Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Silver Crest CBNA Loan Funding LLC

	By:	Citibank N.A.

by:	/s/ Lynette Thompson
	Name:	Lynette Thompson
	Title:	Director

For any Lender requiring a second signature line:

by:

Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	TETON FUNDING, LLC

By:	SunTrust Bank, its Manager

By:	/s/ Douglas Weltz
	Name:	Douglas Weltz
	Title:	Director

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Nuveen Floating Rate Income Fund

	By:	Symphony Asset Management LLC

by:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

For any Lender requiring a second signature line:

by:

Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	T2 Income Fund CLO, Ltd.

by	T2 Advisers, LLC, Collateral Manager

by:	/s/ Saul Rosenthal
	Name:	Saul Rosenthal
	Title:	President

For any Lender requiring a second signature line:

by:

Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Founders Grove CLO, Ltd.
	By:	Tall Tree Investment Management, LLC
As Collateral Manager

by:	/s/ Michael J. Starshak Jr.
	Name:	Michael J. Starshak Jr.
	Title:	Officer

For any Lender requiring a second signature line:

by:	N/A

Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Founders Grove CLO, Ltd.
	By:	Tall Tree Investment Management, LLC
As Collateral Manager

by:	/s/ Michael J. Starshak Jr.
	Name:	Michael J. Starshak Jr.
	Title:	Officer

For any Lender requiring a second signature line:

by:	N/A

Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Muir Grove CLO, Ltd.
	By:	Tall Tree Investment Management, LLC
As Collateral Manager

by:	/s/ Michael J. Starshak Jr.
	Name:	Michael J. Starshak Jr.
	Title:	Officer

For any Lender requiring a second signature line:

by:	N/A

Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	TICC CLO LLC

by	TICC Capital Corp, Collateral Manager

by:	/s/ Saul Rosenthal
	Name:	Saul Rosenthal
	Title:	President

For any Lender requiring a second signature line:

by:

Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	TRIMARAN CLO IV LTD.

by:	/s/ Daniel P. Gilligan
	Name:	Daniel P. Gilligan
	Title:	Vice President
Trimaran Advisors, L.L.C.

For any Lender requiring a second signature line:

by:

Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	TRIMARAN CLO V LTD.

by:	/s/ Daniel P. Gilligan
	Name:	Daniel P. Gilligan
	Title:	Vice President
Trimaran Advisors, L.L.C.

For any Lender requiring a second signature line:

by:

Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	TRIMARAN CLO VI LTD.

by:	/s/ Daniel P. Gilligan
	Name:	Daniel P. Gilligan
	Title:	Vice President
Trimaran Advisors, L.L.C.

For any Lender requiring a second signature line:

by:

Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	TRIMARAN CLO VII LTD.

by:	/s/ Daniel P. Gilligan
	Name:	Daniel P. Gilligan
	Title:	Vice President
Trimaran Advisors, L.L.C.

For any Lender requiring a second signature line:

by:

Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	LeverageSource III S.a.r.l.

by:	/s/ Paul Plank
	Name:	Paul Plank
	Title:	Director

For any Lender requiring a second signature line:

by:

Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Illinois Municipal Retirement Fund

	By:	Western Asset Management Company as Investment Manager and Agent

by:	/s/ Oi Jong Martel
	Name:	Oi Jong Martel
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

by:

Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	John Hancock Fund II Floating Rate Income Fund

	By:	Western Asset Management Company as Investment Manager and Agent

by:	/s/ Oi Jong Martel
	Name:	Oi Jong Martel
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

by:

Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	LMP Corporate Loan Fund, Inc.

	By:	Western Asset Management Company as Investment Manager and Agent

by:	/s/ Oi Jong Martel
	Name:	Oi Jong Martel
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

by:

Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	MT. WILSON CLO II, LTD.

	By:	Western Asset Management Company as Investment Manager and Agent

by:	/s/ Oi Jong Martel
	Name:	Oi Jong Martel
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

by:

Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	MT. WILSON CLO, LTD.

	By:	Western Asset Management Company as Investment Manager and Agent

by:	/s/ Oi Jong Martel
	Name:	Oi Jong Martel
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

by:

Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	MultiMix Wholesale Diversified Fixed Interest Trust

	By:	Western Asset Management Company as Investment Manager and Agent

by:	/s/ Oi Jong Martel
	Name:	Oi Jong Martel
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

by:

Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Western Asset Floating Rate High Income Fund, LLC

	By:	Western Asset Management Company as Investment Manager and Agent

by:	/s/ Oi Jong Martel
	Name:	Oi Jong Martel
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

by:

Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Ocean Trails CLO I

By	West Gate Horizons Advisors LLC
as Collateral Manager

/s/ Cheryl A. Wasilewski
	Name:	Cheryl A. Wasilewski
	Title:	Senior Credit Analyst

For any Lender requiring a second signature line:

by:

Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Ocean Trails CLO II

By	West Gate Horizons Advisors LLC
as Collateral Manager

/s/ Cheryl A. Wasilewski
	Name:	Cheryl A. Wasilewski
	Title:	Senior Credit Analyst

For any Lender requiring a second signature line:

by:

Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	WG Horizons CLO I

By	West Gate Horizons Advisors LLC
as Manager

/s/ Cheryl A. Wasilewski
	Name:	Cheryl A. Wasilewski
	Title:	Senior Credit Analyst

For any Lender requiring a second signature line:

by:

Name:
Title:

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	WhiteHorse IV Ltd

By:	WhiteHorse Capital Partners, L.P.
Title:	Investment Manager

	By:	WhiteRock Assset Advisors, LLC
	Title:	General Partner

		By:	/s/ Jay Carvell
		Name:	Jay Carvell
		Title:	Fund Manager

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	WhiteHorse III Ltd

By:	WhiteHorse Capital Partners, L.P.
Title:	Collateral Manager

	By:	WhiteRock Assset Advisors, LLC
	Title:	General Partner

		By:	/s/ Jay Carvell
		Name:	Jay Carvell
		Title:	Fund Manager

[PETCO Animal Supplies, Inc. – Amendment No. 3]

SCHEDULE I

COMMITMENT SCHEULE

Lender	Commitment
Credit Suisse AG, Cayman Islands Branch	$1,197,437,500

Total	$1,197,437,500